EXHIBIT 99.1

NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-3376
ASHFORD HOSPITALITY TRUST REPORTS SECOND QUARTER RESULTS
DALLAS — (August 2, 2006) — Ashford Hospitality Trust, Inc. (NYSE: AHT) today reported the following results and performance measures for the second quarter ended June 30, 2006. The proforma performance measurements for Occupancy, ADR, RevPAR, and Hotel Operating Profit include the Company’s 72 core hotels. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2006, to the second quarter ended June 30, 2005. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS
•	Total revenue increased 56.4% to $127.1 million from $81.3 million

•	Net income available to common shareholders increased 87.1% to $8.3 million from $4.4 million

•	Net income available to common shareholders per share increased 36.4% to $0.15 from $0.11

•	Adjusted funds from operations (AFFO) increased 84.7% to $25.0 million from $13.6 million

•	AFFO per diluted share increased 36.0% to $0.34 from $0.25

•	Cash available for distribution (CAD) increased 79.9% to $22.7 million from $12.6 million

•	CAD per share increased 34.8% to $0.31 from $0.23

•	Declared quarterly common dividend of $0.20 per share

•	Dividend coverage reaches 153.1%
STRONG INTERNAL GROWTH
•	Proforma revenue per available room (RevPAR) increased 12.1% for hotels not under renovation on a 7.45% increase in ADR to $114.87 and a 323-basis point improvement in occupancy

•	Proforma RevPAR increased 11.5% for consolidated hotels on an 7.7% increase in ADR to $117.02 and 266-basis point improvement in occupancy

•	Proforma same-property hotel operating profit for hotels not under renovation improved 13.4%

•	Adjusted Proforma same-property hotel operating profit margins for hotels not under renovation improved 151 basis points
CAPITAL RECYCLING AND ASSET ALLOCATION
•	Capex invested in second quarter totals $9.4 million

•	Additional Capex estimated for 2006 totals approximately $30 to $40 million
EXTERNAL GROWTH
•	Total enterprise value improved to $1.7 billion at June 30, 2006

•	Acquired the Pan Pacific Hotel in San Francisco for $95.0 million in cash and planned capital improvements of $10.0 million
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AHT Announces Second Quarter Results

August 2, 2006
•	Mezzanine and first mortgage loan portfolio totaled $112.6 million at June 30, 2006, with an average annual unleveraged yield of 13.8%

•	Announced Marriott Crystal City Gateway acquisition for $107.2 million and planned capital improvements of $13.0 million
PORTFOLIO REVPAR REFLECTS BENEFIT OF VALUE-ADDED RENOVATIONS
As of June 30, 2006, the Company had a portfolio of direct hotel investments consisting of 72 properties, all of which were classified in continuing operations. During the second quarter, 67 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma consolidated and proforma not-under-renovation basis is a measure that reflects a meaningful and more focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 72 hotels. Details of each category are provided in the tables attached to this release.
•	RevPAR growth by region was led by: West South Central (6 hotels) with a 35.1% increase; New England (4) with 16.4%; Middle Atlantic (4) with 16.0%; South Atlantic (28) with 11.3%; West North Central (2) with 10.3%; East North Central (11) with 9.0%; Mountain (5) with 8.4%; East South Central (4) with 7.4%; and Pacific (8) with 2.8%.

•	RevPAR growth by brand was led by: Starwood (2 hotels) with a 24.7% increase; Hilton (22) with 17.0%; InterContinental (2) with 12.2%; Marriott (36) with 11.2%; Radisson (6) with 7.8%; Hyatt (2) with 2.7%; and independents (2) with a 0.6%.
Monty J. Bennett, President and CEO, commented, “We continued to reap the benefits of our significant ongoing renovation program and the strong demand in our core markets during the second quarter. This is our sixth consecutive quarter of double-digit RevPAR gains, and we see no indications of this momentum losing steam. We made great strides in improving our operating margins during the quarter despite the continued cost pressures in energy, insurance and property taxes. Although we consider our margins to be well above our peers, we expect further margin growth during the second half of the year as our property managers focus on flowthrough and we anniversary the higher management fees.”
FINANCING ACTIVITY LOWERS BORROWING COSTS
At June 30, 2006, the Company’s net debt, defined as total debt less cash, to total enterprise value, defined as net debt plus the market value of all common shares, preferred shares and operating partnership units outstanding, was 42.0% based upon the Company’s closing stock price of $12.62. As of June 30, 2006, the Company’s $802.5 million debt portfolio consisted of approximately 87% of fixed-rate debt and approximately 13% of variable-rate debt, with a total weighted average interest rate of 5.73%. The Company’s weighted average fixed rate debt maturity is 9.3 years.
On April 3, 2006 and July 26, 2006, the Company modified its $45.0 million mortgage note payable secured by the Hyatt Dulles, due October 10, 2007, at an interest rate of LIBOR plus 2%, to a $47.5 million revolving credit facility, with a revolving period through October 11, 2007, maturing on October 10, 2008. Interest rates during the revolving period range from LIBOR plus 1% to LIBOR plus 1.5% depending on the outstanding balance. After the revolving period expires, the interest rate resumes its original rate of LIBOR plus 2%. Consistent with the original mortgage, the modified credit facility requires monthly interest-only payments and has three one-year extension options.
On July 25, 2006, in an underwritten follow-on public offering, the Company issued 14,950,000 shares of its common stock at $11.40 per share, which generated net proceeds of approximately $162.7 million. The net proceeds were used to pay-down the outstanding balance of $129 million on the Company’s credit facilities.
SECOND QUARTER INVESTMENT ACTIVITY
On April 1, 2006, Company management made a strategic decision to discontinue further sales efforts related to the seven remaining hotels, a portfolio of Towne Place Suites, classified as assets held for sale
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AHT Announces Second Quarter Results

August 2, 2006
and included in income from discontinued operations as of and for the three months ended March 31, 2006. Year to date the RevPAR for these hotels has increased over 14% while EBITDA has increased over 28%. Consequently, the Company is classifying such assets and operating results as continuing operations. Such assets are reported at the lower of carrying value (net of depreciation not recognized while said assets were held for sale) or fair value. In addition, all income statement results previously reported as discontinued related to these hotels have been reclassified to continuing operations for all comparative future periods.
On April 19, 2006, the Company acquired the Pan Pacific San Francisco Hotel in San Francisco, California, for approximately $95.0 million in cash. The Company used proceeds from its credit facility to fund this acquisition. The Company immediately re-branded this hotel to a JW Marriott and expects to invest $10 million to renovate and upgrade the property. On a forward twelve-month basis, the purchase price equates to a 12.2x EBITDA multiple, an EBITDA yield of 8.2% and a net operating income capitalization rate of 6.5% with projected annual revenues of $32 million. The purchase price equates to a trailing twelve-month net operating income capitalization rate of 3.9% and a 5.0% EBITDA yield. The property generated revenues of $25.5 million for the calendar year 2005.
On June 9, 2006, the Company closed a $26.3 million junior mezzanine loan on a portfolio of 107 select service hotels recently purchased by Goldman Sachs’ Whitehall Funds, referred to as the Tharaldson portfolio. The loan is a pari passu participation in a $52.6 million junior mezzanine loan and bears interest at a rate of LIBOR plus 500 basis points for a term of two years, with three one-year extension options.
SUBSEQUENT INVESTMENT ACTIVITY
On July 13, 2006, the Company acquired the 697-room Marriott Crystal City Gateway in Arlington, Virginia for total consideration of $107.2 million. The consideration includes the assumption of approximately $53.3 million of existing debt, at a fixed interest rate of 7.24%, maturing in 2017, reimbursement of approximately $7.2 million of capital expenditure costs by the seller and the issuance of approximately $42.7 million of limited partnership units in our operating partnership. The limited partnership units issued were priced at $11.20 per unit and are considered Class B units. They have a fixed dividend rate of 6.82% in years one through three and 7.2% thereafter, and have priority in payment of cash dividends over holders of common units and common stock. The units do not have a priority in liquidation and after ten years either party may convert the units to common units. In addition, the Company paid approximately $2.5 million in cash in lieu of units and approximately $1.5 million in other net closing costs and adjustments.
INVESTMENT OUTLOOK
Mr. Bennett concluded, “The outlook for the lodging industry and for Ashford remains very optimistic. We see little chance of a slowdown in RevPAR growth and greater opportunities to translate the continued improvement at our properties into additional margin growth. On the acquisition front, we are currently reviewing a multitude of investment opportunities. With the additional investment capacity we now enjoy from our recent equity offering, we expect to put our capital to work in a disciplined and deliberate fashion to source accretive transactions over the next several quarters.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call at 11:00 a.m. eastern time on August 3, 2006, to discuss the second quarter results. The number to call for this interactive teleconference is 913-981-5533. A seven-day replay of the conference call will be available by dialing 719-457-0820 and entering the confirmation number, 7146010.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2006 earnings release conference call. The live broadcast of Ashford’s quarterly conference
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AHT Announces Second Quarter Results

August 2, 2006
call will be available online at the Company’s website at www.ahtreit.com as well as on http://www.videonewswire.com/event.asp?regd=y&id=34646 on August 3, 2006, beginning at 11:00 a.m. eastern time. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to fund our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, first mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, timing for closings, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the section entitled “Risk Factors” in Ashford’s Registration Statement on Form S-3, (File Number 333-131878), and from time to time, in Ashford’s other filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	June 30,	December 31,
	2006	2005
ASSETS
Investment in hotel properties, net	$1,232,415	$1,106,668
Cash and cash equivalents	74,606	57,995
Restricted cash	13,097	27,842
Accounts receivable, net of allowance of $392 and $366, respectively	22,780	21,355
Inventories	1,298	1,186
Assets held for sale	2,451	117,873
Notes receivable	112,332	107,985
Deferred costs, net	12,138	13,975
Prepaid expenses	5,544	9,662
Other assets	9,586	4,014
Intangible assets, net	1,109	1,181
Due from third-party hotel managers	16,228	12,274
Due from affiliates	2,257	476

Total assets	$1,505,841	$1,482,486

LIABILITIES AND OWNERS’ EQUITY
Indebtedness	$802,450	$908,623
Capital leases payable	256	453
Accounts payable	11,340	9,984
Accrued expenses	24,430	21,054
Dividends payable	16,256	13,703
Deferred income	315	338
Deferred incentive management fees	4,963	—
Due to third-party hotel managers	2,689	1,385
Due to affiliates	2,120	5,654

Total liabilities	864,819	961,194

Commitments and contingencies
Minority interest	79,756	87,969
Preferred stock, $0.01 par value:
Series B Cumulative Convertible Redeemable Preferred Stock, 7,447,865 issued and outstanding at June 30, 2006 and December 31, 2005	75,000	75,000

Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 2,300,000 issued and outstanding at June 30, 2006 and December 31, 2005	23	23
Common stock, $0.01 par value, 200,000,000 shares authorized, 57,368,695 and 43,831,394 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	574	438
Additional paid-in capital	537,406	403,919
Unearned compensation	—	(4,792)
Accumulated other comprehensive income	660	1,372
Accumulated deficit	(52,397)	(42,637)

Total owners’ equity	486,266	358,323

Total liabilities and owners’ equity	$1,505,841	$1,482,486

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
REVENUE
Rooms	$98,637	$59,564	$186,577	96,176
Food and beverage	19,209	14,653	35,283	22,226
Other	5,059	3,671	9,196	5,560

Total hotel revenue	122,905	77,888	231,056	123,962

Interest income from notes receivable	3,920	3,114	7,866	5,662
Asset management fees from affiliates	318	310	636	648

Total Revenue	127,143	81,312	239,558	130,272

EXPENSES
Hotel operating expenses
Rooms	21,383	13,023	40,352	21,162
Food and beverage	14,172	10,613	26,671	16,280
Other direct	1,993	1,370	3,754	2,219
Indirect	35,043	24,162	68,581	38,213
Management fees	4,844	2,416	9,215	3,873

Total hotel expenses	77,435	51,584	148,573	81,747

Property taxes, insurance, and other	6,606	3,878	12,448	6,451
Depreciation and amortization	12,374	5,849	23,308	10,140
Loss on reclassification from discontinued to continuing	863	—	863	—
Corporate general and administrative:
Stock-based compensation	1,770	912	2,710	1,531
Other corporate and administrative	3,569	2,312	7,439	4,992

Total Operating Expenses	102,617	64,535	195,341	104,861

OPERATING INCOME	24,526	16,777	44,217	25,411

Interest income	566	180	1,060	457
Interest expense	(11,330)	(6,750)	(22,766)	(10,774)
Amortization of loan costs	(461)	(1,040)	(975)	(1,987)
Write-off of loan costs and exit fees	(102)	—	(788)	(151)
Loss on debt extinguishment	—	—	—	(2,257)

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	13,199	9,167	20,748	10,699

(Provision for) benefit from income taxes	(85)	(219)	(269)	22
Minority interest	(2,091)	(1,890)	(3,381)	(2,194)

INCOME FROM CONTINUING OPERATIONS	11,023	7,058	17,098	8,527

Income (loss) from discontinued operations, net	—	6	1,387	(12)

NET INCOME	11,023	7,064	18,485	8,515
Preferred dividends	2,719	2,626	5,438	4,014

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$8,304	$4,438	$13,047	$4,501

Basic and Diluted:
Income From Continuing Operations Per Share Available To Common Shareholders	$0.15	$0.11	$0.22	$0.12

Income (Loss) From Discontinued Operations Per Share	$—	$0.00	$0.02	$—

Net Income Per Share Available To Common Shareholders	$0.15	$0.11	$0.24	$0.12

Weighted Average Common Shares Outstanding	55,711,214	40,555,747	53,828,335	37,022,341

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
EBITDA
(In Thousands)
(Unaudited)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Net income	$11,023	$7,064	$18,485	$8,515

Add back:
Interest income	566	180	1,060	457
Interest expense and amortization of loan costs	(11,791)	(7,790)	(23,741)	(12,761)
Minority interest	(2,091)	(1,892)	(3,675)	(2,191)
Depreciation and amortization	(12,374)	(5,849)	(23,308)	(10,145)
(Provision for) benefit from income taxes	(85)	(219)	(269)	22

	(25,775)	(15,570)	(49,933)	(24,618)

EBITDA	$36,798	$22,634	$68,418	$33,133

For the three months ended June 30, 2006, EBITDA has not been adjusted to add back the write-off of loan costs of approximately $102,000 and the loss from reclassification from discontinued to continuing of approximately $863,000.
For the six months ended June 30, 2006, EBITDA has not been adjusted to add back the write-off of loan costs of approximately $788,000 and the loss from reclassification from discontinued to continuing of approximately $863,000.
For the six months ended June 30, 2005, EBITDA has not been adjusted to add back the loss on debt extinguishment of approximately $2.3 million and the write-off of loan costs and exit fees of approximately $151,000.

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
FFO and Adjusted FFO
(In Thousands, Except Share And Per Share Amounts)
(Unaudited)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Net income available to common shareholders	$8,304	$4,438	$13,047	$4,501

Plus real estate depreciation and amortization	12,187	5,830	22,913	10,103
Remove minority interest	2,091	1,892	3,675	2,191

FFO available to common shareholders	$22,582	$12,160	$39,635	$16,795

Add back dividends on redeemable preferred stock	1,490	1,397	2,979	1,556
Add back write-off of loan costs and exit fees	102	—	788	151
Add back loss on debt extinguishment	—	—	—	2,257
Add back loss from reclassification of discontinued to continuing	863	—	863	—

Adjusted FFO	$25,037	$13,557	$44,265	$20,759

Adjusted FFO per diluted share available to common shareholders	$0.34	$0.25	$0.61	$0.43

Diluted weighted average shares outstanding	74,163,787	54,148,626	72,774,204	48,140,991

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months		Three Months
	Ended		Ended
	June 30, 2006	(per diluted share)	June 30, 2005	(per diluted share)
Net income available to common shareholders	$8,304	$0.11	$4,438	$0.08
Add back dividends on redeemable preferred stock	1,490	0.02	1,397	0.03

Total	$9,794	$0.13	$5,835	$0.11

Plus real estate depreciation and amortization	12,187	$0.16	5,830	$0.11
Remove minority interest	2,091	0.03	1,892	0.03
Plus stock-based compensation	1,770	0.02	912	0.02
Plus amortization of loan costs	461	0.01	1,040	0.02
Plus write-off of loan costs	102	0.00	—	0.00
Plus loss on debt extinguishment	—	0.00	—	0.00
Plus loss from reclassification of discontinued to continuing	863	0.01	—	0.00
Less debt premium amortization to reduce interest expense	—	0.00	(195)	(0.00)
Less capital improvements reserve	(4,560)	(0.06)	(2,693)	(0.05)

CAD	$22,708	$0.31	$12,621	$0.23

	Six Months		Six Months
	Ended		Ended
	June 30, 2006	(per diluted share)	June 30, 2005	(per diluted share)
Net income available to common shareholders	$13,047	$0.18	$4,501	$0.09
Add back dividends on redeemable preferred stock	2,979	0.04	1,556	0.03

Total	$16,026	$0.22	$6,057	$0.13

Plus real estate depreciation and amortization	22,913	$0.31	10,103	$0.21
Remove minority interest	3,675	$0.05	2,191	0.05
Plus stock-based compensation	2,710	$0.04	1,531	0.03
Plus amortization of loan costs	975	$0.01	1,987	0.04
Plus write-off of loan costs	788	$0.01	151	0.00
Plus loss on debt extinguishment	—	$—	2,257	0.05
Plus loss from reclassification of discontinued to continuing	863	$0.01	—	0.00
Less debt premium amortization to reduce interest expense	—	$—	(270)	(0.01)
Less capital improvements reserve	(7,953)	$(0.11)	(4,399)	(0.09)

CAD	$39,997	$0.55	$19,608	$0.41

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(In Thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30, 2006	June 30, 2005	% Variance	June 30, 2006	June 30, 2005	% Variance
REVENUE
Rooms	$100,136	$91,400	9.56%	$193,701	$175,519	10.36%
Food and beverage	19,468	19,108	1.88%	37,259	36,637	1.70%
Other	4,495	4,126	8.94%	8,445	7,878	7.20%

Total hotel revenue	124,099	114,634	8.26%	239,405	220,034	8.80%

EXPENSES
Hotel operating expenses
Rooms	20,613	19,513	5.64%	40,379	37,453	7.81%
Food and beverage	14,574	13,857	5.17%	28,430	26,950	5.49%
Other direct	2,083	1,912	8.94%	3,973	3,727	6.60%
Indirect	35,250	33,256	6.00%	71,431	65,348	9.31%
Management fees, Includes base and incentive fees (1)	6,175	5,277	17.02%	11,691	9,467	23.49%

Total hotel operating expenses	78,695	73,815	6.61%	155,904	142,945	9.07%

Property taxes, insurance, and other	6,694	5,836	14.70%	12,887	11,574	11.34%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$38,710	$34,983	10.65%	$70,614	$65,515	7.78%

NOTE: The above pro forma table assumes the 72 hotel properties owned at June 30, 2006 were owned as of the beginning of the periods presented.
(1) Includes a 32 basis points increase for the three months ended June 30, 2006 due to a change in fee structure upon acquisition of 22 Marriott-managed properties.
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30, 2006	June 30, 2005	% Variance	June 30, 2006	June 30, 2005	% Variance
REVENUE
Rooms	$91,173	$82,937	9.93%	$176,972	$159,155	11.19%
Food and beverage	17,964	17,401	3.24%	34,334	33,394	2.81%
Other	4,138	3,814	8.50%	7,844	7,277	7.79%

Total hotel revenue	113,275	104,152	8.76%	219,150	199,826	9.67%

EXPENSES
Hotel operating expenses Rooms	18,915	17,946	5.40%	37,148	34,424	7.91%
Food and beverage	13,413	12,685	5.74%	26,107	24,644	5.94%
Other direct	1,957	1,808	8.24%	3,733	3,506	6.47%
Indirect	32,299	30,589	5.59%	65,483	59,958	9.21%
Management fees, includes base and incentive fees (1)	5,348	4,720	13.31%	10,348	8,457	22.36%

Total hotel operating expenses	71,932	67,748	6.18%	142,819	130,989	9.03%

Property taxes, insurance, and other	6,022	5,258	14.53%	11,578	10,495	10.32%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$35,321	$31,146	13.40%	$64,753	$58,342	10.99%

NOTE: The above pro forma table assumes the 67 hotel properties owned at June 30, 2006 but not under renovation for the three and six months ended June 30, 2006 were owned as of the beginning of the periods presented.
(1) Includes a 23 basis points increase for the three months ended June 30, 2006 due to a change in fee structure upon acquisition of 20 Marriott-managed properties.

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2006	2005	% Variance	2006	2005	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

Room revenues	$100,136,358	$91,399,460	9.56%	$193,701,077	$175,519,178	10.36%
RevPar	$91.69	$82.22	11.52%	$88.25	$79.27	11.33%
Occupancy	78.35%	75.69%	3.52%	75.00%	73.01%	2.73%
ADR	$117.02	$108.62	7.73%	$117.66	$108.57	8.37%
NOTE: The above pro forma table assumes the 72 hotel properties owned at June 30, 2006 were owned as of the beginning of the periods presented.

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2006	2005	% Variance	2006	2005	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

Room revenues	$91,172,922	$82,937,545	9.93%	$176,972,297	$159,154,995	11.19%
RevPar	$90.27	$80.55	12.06%	$87.12	$77.61	12.25%
Occupancy	78.58%	75.35%	4.29%	75.38%	72.68%	3.72%
ADR	$114.87	$106.90	7.45%	$115.57	$106.78	8.23%
NOTE: The above pro forma table assumes the 67 hotel properties owned at June 30, 2006 but not under renovation for the three and six months ended June 30, 2006 were owned as of the beginning of the periods presented.
Excluded Hotels Under Renovation:
     Embassy Suites West Palm Beach, Annapolis Inn, Residence Inn Fairfax Merrifield, Courtyard Crystal City,
     Sheraton Minneapolis

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
Pro Forma Hotel RevPAR by Region
(Unaudited)

			Three Months Ended		Six Months Ended		Percent
			June 30,		June 30,		Change in RevPAR
Region	Number of Hotels	Number of Rooms	2006	2005	2006	2005	Quarter	YTD
Pacific (1)	8	1,966	$101.98	$99.22	$102.54	$95.42	2.8%	7.5%
Mountain (2)	5	869	$96.42	$88.91	$98.96	$91.73	8.4%	7.9%
West North Central (3)	2	390	$80.57	$73.03	$73.08	$68.32	10.3%	7.0%
West South Central (4)	6	1,082	$95.14	$70.40	$87.40	$68.97	35.1%	26.7%
East North Central (5)	11	1,682	$70.69	$64.84	$64.03	$56.34	9.0%	13.6%
East South Central (6)	4	573	$68.85	$64.11	$63.02	$58.62	7.4%	7.5%
Middle Atlantic (7)	4	685	$82.94	$71.52	$71.56	$62.19	16.0%	15.1%
South Atlantic (8)	28	4,529	$102.72	$92.26	$101.26	$92.07	11.3%	10.0%
New England (9)	4	490	$55.49	$47.65	$45.09	$41.05	16.4%	9.8%

Total Portfolio	72	12,266	$91.69	$82.22	$88.25	$79.27	11.5%	11.3%

(1)	Includes California

(2)	Includes Nevada, Arizona, New Mexico and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, and North Carolina

(9)	Includes Massachusetts and Maine
NOTE: The above pro forma table assumes the 72 hotel properties owned as of June 30, 2006 were owned as of the beginning of the periods presented.

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
Pro Forma Hotel RevPAR by Brand
(Unaudited)

			Three Months Ended		Six Months Ended		Percent
			June 30,		June 30,		Change in RevPAR
Brand	Number of Hotels	Number of Rooms	2006	2005	2006	2005	Quarter	YTD
Hilton	22	3,638	$91.76	$78.42	$89.23	$78.06	17.0%	14.3%
Hyatt	2	970	$100.94	$98.34	$100.48	$92.78	2.7%	8.3%
InterContinental	2	420	$137.66	$122.64	$145.13	$126.29	12.2%	14.9%
Independent	2	317	$94.93	$94.34	$83.71	$88.18	0.6%	-5.1%
Marriott	36	5,158	$88.58	$79.62	$86.45	$77.85	11.2%	11.1%
Radisson	6	1,354	$67.00	$62.14	$55.83	$52.53	7.8%	6.3%
Starwood	2	409	$86.71	$69.51	$73.18	$58.81	24.7%	24.4%

Total Portfolio	72	12,266	$91.69	$82.22	$88.25	$79.27	11.5%	11.3%

NOTE: The above pro forma table assumes the 72 hotel properties owned as of June 30, 2006 were owned as of the beginning of the periods presented.

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
Pro Forma Hotel Operating Profit by Region
(In Thousands)
(Unaudited)

			Three Months Ended				Six Months Ended				Percent Change in
			June 30,				June 30,				Hotel Operating Profit
Region	Number of Hotels	Number of Rooms	2006	% Total	2005	% Total	2006	% Total	2005	% Total	Quarter	YTD
Pacific (1)	8	1,966	$6,600	17.0%	$7,242	20.7%	$13,186	18.7%	$13,540	20.7%	-8.9%	-2.6%
Mountain (2)	5	869	$2,966	7.7%	$2,420	6.9%	$5,834	8.3%	$5,269	8.0%	22.6%	10.7%
West North Central (3)	2	390	$1,171	3.0%	$1,066	3.0%	$1,943	2.8%	$1,798	2.7%	9.8%	8.1%
West South Central (4)	6	1,082	$2,787	7.2%	$2,511	7.2%	$5,153	7.3%	$4,778	7.3%	11.0%	7.8%
East North Central (5)	11	1,682	$4,216	10.9%	$3,849	11.0%	$6,614	9.4%	$5,578	8.5%	9.5%	18.6%
East South Central (6)	4	573	$1,302	3.4%	$1,256	3.6%	$2,102	3.0%	$1,951	3.0%	3.7%	7.7%
Middle Atlantic (7)	4	685	$1,804	4.7%	$971	2.8%	$2,163	3.1%	$1,207	1.8%	85.8%	79.2%
South Atlantic (8)	28	4,529	$17,156	44.3%	$15,078	43.1%	$33,212	47.0%	$30,938	47.2%	13.8%	7.4%
New England (9)	4	490	$708	1.8%	$590	1.7%	$407	0.6%	$456	0.7%	20.0%	-10.7%

Total Portfolio	72	12,266	$38,710	100.0%	$34,983	100.0%	$70,614	100.0%	$65,515	100.0%	10.7%	7.8%

(1)	Includes California

(2)	Includes Nevada, Arizona, New Mexico and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, and North Carolina

(9)	Includes Massachusetts and Maine
NOTE: The above pro forma table assumes the 72 hotel properties owned as of June 30, 2006 were owned as of the beginning of the periods presented.

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
HOTEL OPERATING PROFIT (EBITDA) MARGIN:

2nd Quarter 2006	31.18%
2nd Quarter 2005	29.90%

Variance	1.28%

HOTEL OPERATING PROFIT (EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.53%
Food & Beverage and Other Departmental	-0.35%
Administrative & General	-0.05%
Sales & Marketing	-0.60%
Hospitality	-0.05%
Repair & Maintenance	-0.54%
Energy	0.05%
Franchise Fee	0.37%
Management Fee (1)	0.10%
Incentive Management Fee (1)	0.09%
Insurance	0.34%
Taxes	-0.07%
Leases/Other	-0.03%

Total	-1.28%

ADJUSTMENT TO RECONCILE VARIANCE DUE TO FEE STRUCTURE CHANGE ON 20 MARRIOTT MANAGED HOTELS:

Management Fee	0.12%
Incentive Management Fee	0.11%

Adjusted Variance	1.51%

(1)	These fees have increased due to an unfavorable comparison for the Marriott managed properties which had a different fee structure in place prior to our acquisition from CNL. A comparable fee comparison for these assets will begin in the third quarter of 2006.

AHT Announces Second Quarter Results

August 2, 2006
ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
72 Core Hotels

		2004				2005				2006
		Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Estimated	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Doubletree Suites Columbus	194	x	x	x
Doubletree Suites Dayton	137	x	x	x
Embassy Suites East Syracuse	215	x	x	x
Embassy Suites Phoenix Airport	229		x	x	x
Sheraton Bucks County	187			x	x	x	x
Hyatt Regency Orange County	654				x
Hampton Inn Mall of Georgia	92					x	x
Hampton Inn Terre Haute	112					x	x	x
Hampton Inn Horse Cave	101					x	x	x
Hampton Inn Evansville	141					x	x	x
Hilton St. Petersburg Bayfront	333					x	x	x
Fairfield Inn Evansville West	110					x	x	x
Residence Inn Evansville	78					x	x	x
Fairfield Inn Princeton	73					x	x	x
Courtyard Columbus Tipton Lakes	90					x	x	x
Courtyard Bloomington	117					x	x	x
Radisson Milford	173					x	x		x	x
Residence Inn Salt Lake City	144						x
Hilton Fort Worth	294						x	x	x	x
Historic Inns of Annapolis	124							x	x	x	x
Residence Inn Palm Desert	130							x	x
Embassy Suites Houston	150								x	x
Radisson Rockland	127								x	x
Residence Inn San Diego Sorrento Mesa	150								x	x
Radisson Hotel Airport — Indianapolis	259								x	x
Hilton Nassau Bay — Clear Lake	243								x	x
Sheraton Minneapolis West	222								x	x	x
Embassy Suites West Palm Beach	160								x	x	x	x
Crowne Plaza Beverly Hills	260								x	x		x	x
Radisson City Center — Indianapolis	371								x	x			x
Residence Inn Fairfax Merrifield	159										x	x
Courtyard Crystal City Reagan Airport	272										x	x
Crowne Plaza La Concha — Key West	160											x	x
Hilton Santa Fe	157											x	x
Hyatt Dulles	316											x	x
SpringHill Suites Kennesaw	90											x	x
SpringHill Suites Jacksonville	102											x	x
Sea Turtle Inn Jacksonville	193											x	x
Courtyard Palm Desert	151											x	x
Courtyard Atlanta Alpharetta	154											x	x
Hilton Garden Inn Jacksonville	119												x
SpringHill Suites BWI Airport	133												x
SpringHill Suites Centreville	136												x
SpringHill Suites Gaithersburg	162												x
Courtyard Overland Park	168												x
Marriott at Research Triangle Park	225
JW Marriott San Francisco	338
TownePlace Suites Boston Tewksbury	95
TownePlace Suites Miami Lakes	95
TownePlace Suites Ft. Worth	95
TownePlace Suites Miami Airport	95
TownePlace Suites Newark Silicon Valley	127
TownePlace Suites Mt. Laurel	95
TownePlace Suites Portland Scarborough	95
Courtyard Ft. Lauderdale Weston	174
Courtyard Foothill Ranch Irvine	156
Courtyard Louisville Airport	150
Embassy Suites Austin Arboretum	150
Embassy Suites Dallas Galleria	150
Embassy Suites Dulles Int’l	150
Embassy Suites Flagstaff	119
Embassy Suites Las Vegas Airport	220
Fairfield Inn and Suites Kennesaw	87
Hampton Inn Lawrenceville	86
Homewood Suites Mobile	86
Radisson Cincinnati Riverfront	236
Radisson Hotel MacArthur Airport	188
Residence Inn Lake Buena Vista	210
Residence Inn Orlando Sea World	350
SpringHill Suites Charlotte	136
SpringHill Suites Mall of Georgia	96
SpringHill Suites Raleigh Airport	120

AHT Announces Second Quarter Results

August 2, 2006
Debt Summary
As of June 30, 2006
(in millions)

	Fixed-Rate	Floating-Rate	Total
	Debt	Debt	Debt
$487.1 million mortgage note payable secured by 32 hotel properties, matures between July 1, 2015 and February 1, 2016, at an average interest rate of 5.41%	$487.1	$—	$487.1
$211.5 million term loan secured by 16 hotel properties, matures between December 11, 2014 and December 11, 2015, at an average interest rate of 5.73%	211.5	—	211.5
$100.0 million secured credit facility secured by 6 hotel properties, matures August 17, 2008, at an interest rate of LIBOR plus a range of 1.6% to 1.95% depending on the loan-to-value ratio	—	73.9	73.9
$100.0 million secured credit facility secured by 8 mezzanine notes receivable, matures December 23, 2008, at an interest rate of LIBOR plus a range of 1.5% to 2.75% depending on the loan-to-value ratio and collateral pledged	—	—	—
$47.5 million secured credit facility secured by 1 hotel property, matures October 10, 2007, at an interest rate of LIBOR plus 1.0% to 1.5% depending on the outstanding balance	—	30.0	30.0

Total Debt	$698.6	$103.9	$802.5

Percentage of Total	87.05%	12.95%	100.00%

Weighted Average Interest Rate at June 30, 2006			5.73%